UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act File Number 811-04010

                                 OCM Mutual Fund
                                 ---------------
               (Exact name of registrant as specified in charter)

                               1536 Holmes Street
                           Livermore, California 94550
               (Address of principal executive offices) (Zip code)


                                Gregory M. Orrell
                         Orrell Capital Management, Inc
                               1536 Holmes Street
                           Livermore, California 94550
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (925) 455-0802
                                                           --------------

                      Date of fiscal year end: November 30
                                               -----------
                     Date of reporting period: May 31, 2009
                                               ------------

ITEM 1.  REPORT TO STOCKHOLDERS.


                                                               LOGO
                                                           -------------
                                                           OCM GOLD FUND
                                                           =============








                                                          SEMI-ANNUAL REPORT
                                                             MAY 31, 2009
                                                             (UNAUDITED)

Dear Fellow Shareholder:

Gold bullion remained well bid throughout the first half of the year with a June 30th London PM fix of $934.50, up 8.03% from year-end. For the fiscal six month period ending May 30th covered in this report, the Fund rebounded from the liquidity crisis lows to post a NAV gain of 66.64% (59.16% after maximum sales load). The Philadelphia Gold and Silver Index (XAU) returned 58.15% over the same period while the S&P 500 gained 4.05%. For the six month calendar period ending June 30th, the Fund's NAV increased 17.17% (11.89% after maximum sales load) versus a 12.58% gain for the XAU and 3.16% advance in the S&P 500.


                   GOLD PRICE, DOLLAR PER OUNCE, LONDON PM FIX



                                Date             $US

                              31-Jan-00        283.30
                              31-May-00        272.25
                              29-Sep-00        273.65
                              28-Feb-01        266.70
                              31-Jul-01        265.90
                              30-Nov-01        275.50
                              30-Apr-02        308.20
                              30-Aug-02        312.80
                              31-Jan-03        367.50
                              30-May-03        361.40
                              31-Oct-03        386.25
                              27-Feb-04        395.85
                              30-Jul-04        391.40
                              30-Nov-04        453.40
                              29-Apr-05        435.70
                              31-Aug-05        433.25
                              31-Jan-06        568.75
                              31-May-06        653.00
                              29-Sep-06        599.25
                              28-Feb-07        664.20
                              29-Jun-07        650.50
                              30-Nov-07        783.50
                              31-Mar-08        933.50
                              29-Aug-08        833.00
                              31-Dec-08        869.75
                              29-May-09        975.50

                                                          Source: Global Insight



The rush for liquidity at the height of the credit crisis last fall helped temporarily mask the inherent weakness in the U.S. dollar. It was only a matter of time, in our opinion, before holders of U.S. dollar assets began questioning the effects unprecedented monetary and fiscal stimulus employed to stem the slide in the U.S. economy would have on the perceived and real value of the dollar and U.S. government obligations. With the 2009 U.S. fiscal deficit topping over $1 trillion, calls for a new reserve currency to replace the dollar have grown louder from various corners of the globe, especially China. Fear of the prospect of wholesale dumping of the U.S. dollar has become a real concern. Accordingly, we believe an appreciation of gold's unique monetary attributes is beginning to take root among a new generation of central bankers as evidenced by China announcing an increase in its gold reserves in the first half of the year and European central banks slowing gold sales to the lowest rate in over ten years.

U.S. policy makers are holding their collective breath that the U.S. economy has hit bottom and there will be no need for a further stimulus package that could prompt an accelerated move out of the dollar. Despite the Obama Administration efforts to find "green shoots" in the economy, the structural shift of consumer attitudes to reducing debt and increasing savings is a recipe, in our opinion, for further economic contraction as excess capacity is wrung out of the U.S. and global economy. The downsizing of General Motors is just one example of the seismic shift taking place. Consequently, we see unemployment continuing to climb during the current economic cycle with business investment constrained and residential and commercial property values both remaining under pressure. Further, we believe state and municipal governments across the U.S. will face ongoing declines in tax revenue forcing reduced services in order to balance pension and debt obligations baked into the system. A second round of fiscal stimulus seems an almost certainty, in our opinion, which market participants are sure to smell out. We are concerned a rout of the dollar may ensue as the stimulus package is deemed to be a bridge too far on the back of the previous monetary and fiscal stimulus and therefore more than international dollar holders are willing to stomach.

Historically, currency weakness has been combated with higher interest rates as the risk of currency depreciation is offset with the reward of higher rates. In our opinion, there would be little political tolerance in the current environment for higher interest rates in the U.S., not to mention the potential disastrous impact higher rates could have on the trillions of dollars of interest rate related derivatives outstanding in the hands of weakened financial institutions. Should the market no longer be willing to finance the U.S. Government's spending practices on favorable terms, the most likely policy response, we believe, would be further monetization of U.S. debt by the Federal Reserve. Cries for a new reserve currency would no doubt be deafening by holders of large dollar reserves if the scenario plays out as we suspect. In turn, we believe the stampede into gold by those who understand the consequences of an overtly weak dollar policy would be akin to Niagara Falls trying to get through a garden hose.

While gold shares have come up off their lows, they have not yet returned to valuation levels that persisted prior to the credit crisis of last year. In our opinion, the shares of major and intermediate gold producers remain approximately 30% below the valuations levels gold shares have traditionally traded at versus gold for the past 25 years. With investors searching for gold assets as a means to hedge against further dollar declines, we believe the prospect of higher gold prices combined with a return to historical valuation levels is promising for the future performance of the Fund. Despite the volatility in the gold share market, our investment approach has been to not time the ups and downs, as we believe gold remains firmly entrenched in a bull market and it is imperative for our shareholders to be fully exposed to gold assets in this period of currency debasement. Over the first half of the year, the Fund continued to hold a large percentage of its portfolio in growth oriented gold producers; Goldcorp, Inc., Agnico-Eagle Mines Ltd., Randgold Resources Ltd. ADR and Kinross Gold Corp. On the exploration and development front, we have been adding positions in the portfolio to companies with large resource positions that we believe major companies will seek out to acquire in order to replace reserves.

As a shareholder of the OCM Gold Fund, as well as its manager, I would like to take this opportunity to thank each of you for your shareholding and confidence in the OCM Gold Fund. We look forward to meeting the investment objective of preserving your purchasing power. Should you have any questions regarding the Fund or gold, please contact your financial adviser or you may contact us directly at 1-800-779-4681. For questions regarding your account, please contact Shareholder Services at 1-800-628-9403.

Sincerely,


/S/ GREGORY M. ORRELL
---------------------
Gregory M. Orrell
PORTFOLIO MANAGER

JULY 22, 2009



Performance as of May 31, 2009
--------------------------------------------------------------------------------
                                                     Philadelphia
                          OCMGX           OCMGX       Gold Index     S & P
                      (without load)   (with load)       (XAU)        500
--------------------------------------------------------------------------------
Six Months                66.64%         59.16%         58.15%        4.05%
--------------------------------------------------------------------------------
One Year                  (2.42%)        (6.79%)       (10.85%)     (32.57%)
--------------------------------------------------------------------------------
3 Year Annualized          8.52%          6.87%          5.05%       (8.24%)
--------------------------------------------------------------------------------
5 Year Annualized         17.94%         16.86%         13.49%       (1.90%)
--------------------------------------------------------------------------------
10 Year Annualized        19.20%         18.65%         11.76%       (1.71%)
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED ABOVE REPRESENTS PAST PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED ABOVE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S TOTAL ANNUAL OPERATING EXPENSES FOR THE OCM GOLD FUND ARE 1.99%. PLEASE REVIEW THE FUND'S PROSPECTUS FOR MORE INFORMATION REGARDING THE FUND'S FEES AND EXPENSES. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL TOLL-FREE 800-628-9403. THE RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS BUT DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitalization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market.

Performance as of June 30, 2009
--------------------------------------------------------------------------------
                                                     Philadelphia
                          OCMGX           OCMGX       Gold Index     S & P
                      (without load)   (with load)       (XAU)        500
--------------------------------------------------------------------------------
Six Months              17.17%           11.89%           12.58%      3.16%
--------------------------------------------------------------------------------
One Year               (19.06%)         (22.70%)         (28.09%)   (26.21%)
--------------------------------------------------------------------------------
3 Year Annualized        4.27%            2.69%           (0.06%)    (8.22%)
--------------------------------------------------------------------------------
5 Year Annualized       15.35%           14.30%           11.21%     (2.24%)
--------------------------------------------------------------------------------
10 Year Annualized      17.17%           16.64%            9.15%     (2.22%)
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED ABOVE REPRESENTS PAST PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED ABOVE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S TOTAL ANNUAL OPERATING EXPENSES FOR THE OCM GOLD FUND ARE 1.99%. PLEASE REVIEW THE FUND'S PROSPECTUS FOR MORE INFORMATION REGARDING THE FUND'S FEES AND EXPENSES. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL TOLL-FREE 800-628-9403. THE RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS BUT DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitalization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market.

Investing in the OCM Gold Fund involves risks including the loss of principal. Many of the companies in which the Fund invests are smaller capitalization companies which may subject the fund to greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more-abrupt market movements. The Fund also invests in securities of gold and precious metals which may be subject to greater price fluctuations over short periods of time. The Fund is a non-diversified investment company meaning it will invest in fewer securities than diversified investment companies and its performance may be more volatile. The Fund contains international securities that may provide the opportunity for greater return but also have special risks associated with foreign investing including fluctuations in currency, government regulation, differences in accounting standards and liquidity.

                                  OCM GOLD FUND
                     SCHEDULE OF INVESTMENTS - MAY 31, 2009
                                   (UNAUDITED)
--------------------------------------------------------------------------------
SHARES                                                                 VALUE
--------------------------------------------------------------------------------
COMMON STOCKS 92.3%
MAJOR GOLD PRODUCERS 40.4%
    225,000   AngloGold Ashanti Ltd. ADR .........              $     9,524,250
     75,000   Barrick Gold Corp. .................                    2,856,000
     10,000   Freeport-McMoRan Copper & Gold, Inc.                      544,300
    270,000   Gold Fields Ltd. ADR ...............                    3,666,600
    500,050   Goldcorp, Inc. .....................                   19,866,987
    100,000   Harmony Gold Mining Co., Ltd. ADR* .                    1,210,000
    430,680   Kinross Gold Corp. .................                    8,708,350
    107,333   Lihir Gold Ltd.* ...................                      280,940
     32,200   Lihir Gold Ltd. ADR* ...............                      832,370
    116,500   Newmont Mining Corp. ...............                    5,693,355
                                                                ---------------
                                                                     53,183,152
                                                                ---------------

INTERMEDIATE/MID-TIER GOLD PRODUCERS 31.8%
    161,860   Agnico-Eagle Mines Ltd. ............                   10,012,660
    650,000   Centerra Gold, Inc.* ...............                    4,330,170
    430,000   Eldorado Gold Corp.* ...............                    4,265,600
    504,800   IAMGOLD Corp. ......................                    5,689,096
    500,000   OZ Minerals Ltd. ...................                      350,196
    140,000   Randgold Resources Ltd. ADR ........                    9,773,400
    634,750   Yamana Gold, Inc. ..................                    7,471,007
                                                                ---------------
                                                                     41,892,129
                                                                ---------------

JUNIOR GOLD PRODUCERS 8.9%
    250,000   Aurizon Mines Ltd.* ................                    1,110,000
    300,000   Capstone Mining Corp.* .............                      635,152
    291,200   Claude Resources, Inc.* ............                      236,510
    150,000   Jaguar Mining, Inc.* ...............                    1,314,109
    281,011   Kingsgate Consolidated Ltd.* .......                    1,360,855
    300,000   Red Back Mining, Inc.* .............                    2,860,924
    815,500   San Gold Corp.* ....................                    1,793,535
    133,700   SEMAFO, Inc.* ......................                      305,028
    283,333   Sino Gold Mining Ltd.* .............                    1,478,693
    200,000   Western Goldfields, Inc.* ..........                      618,000
                                                                ---------------
                                                                     11,712,806
                                                                ---------------

--------------------------------------------------------------------------------
SHARES                                                                 VALUE
--------------------------------------------------------------------------------
EXPLORATION AND DEVELOPMENT COMPANIES 5.2%
    375,000   Amazon Mining Holding PLC* .........              $       102,665
    250,000   Anatolia Minerals Development Ltd.*                       743,749
     58,200   Aquiline Resources, Inc.* ..........                      124,813
    400,000   Argentex Mining Corp.* .............                      288,000
    479,600   B2Gold Corp.* ......................                      367,644
    700,000   Brazauro Resources Corp.* ..........                      396,058
    126,707   DOT Resources Ltd.* ................                       10,985
    500,000   Evolving Gold Corp.* ...............                      209,892
    215,600   Geologix Explorations, Inc.* .......                       39,350
    829,500   Grayd Resource Corp.* ..............                      370,921
    250,000   Great Basin Gold Ltd.* .............                      392,500
    100,000   Guyana Goldfields, Inc.* ...........                      396,970
    200,000   International Tower Hill Mines Ltd.*                      660,704
    200,000   Keegan Resources, Inc.* ............                      560,000
    300,000   MAG Silver Corp.* ..................                    1,700,128
    120,000   Pediment Gold Corp.* ...............                      105,129
    200,000   Radius Gold, Inc.* .................                       41,978
    300,000   Sabina Silver Corp.* ...............                      268,297
    144,500   Sinchao Metals Corp.* ..............                       16,483
    192,307   Volta Resources, Inc.* .............                       27,202
                                                                ---------------
                                                                      6,823,468
                                                                ---------------

PRIMARY SILVER PRODUCERS 2.3%
    225,000   Fortuna Silver Mines, Inc.* ........                      207,383
     48,075   Pan American Silver Corp.* .........                    1,125,916
    166,599   Silver Wheaton Corp.* ..............                    1,746,877
                                                                ---------------
                                                                      3,080,176
                                                                ---------------

OTHER 3.7%
    206,812   Altius Minerals Corp.* .............                    1,370,191
     14,800   Franco-Nevada Corp. ................                      409,910
     65,000   Royal Gold, Inc. ...................                    3,027,050
                                                                ---------------
                                                                      4,807,151
                                                                ---------------

TOTAL COMMON STOCKS
              (Cost $39,891,402) .................                  121,498,882
                                                                ---------------

                       See notes to financial statements.

                                  OCM GOLD FUND
               SCHEDULE OF INVESTMENTS - MAY 31, 2009 (CONTINUED)
                                   (UNAUDITED)
--------------------------------------------------------------------------------
SHARES                                                                 VALUE
--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS 5.8%
     90,000   iShares Silver Trust* ..............              $     1,392,300
     65,000   SPDR Gold Trust* ...................                    6,253,650
                                                                ---------------
TOTAL EXCHANGE TRADED FUNDS
              (Cost $3,931,360) ..................                    7,645,950
                                                                ---------------
WARRANTS 0.3%
    187,500   Amazon Mining Holding PLC*+#
              Exercise Price 1.55 CAD,
              Exp. 11/16/2009 ....................                        --
    200,000   Argentex Mining Corp.*+#
              Exercise Price $1.60,
              Exp. 9/19/2009 .....................                        --
    150,000   EMC Metals Corp.*+#
              Exercise Price 3.35 CAD,
              Exp. 8/15/2011 .....................                        --
     37,500   Golden Predator Royalty & Development Corp.*
              Exercise Price 1.34 CAD,
              Exp. 8/15/2011 .....................                        1,968
    143,750   Majestic Gold Corp.*+#
              Exercise Price 0.60 CAD,
              Exp. 6/1/2009 ......................                        --
     60,000   Pediment Exploration Ltd.*+#
              Exercise Price 3.75 CAD,
              Exp. 11/16/2009 ....................                        --
    250,000   Silver Wheaton Corp.*
              Exercise Price 4.00 CAD,
              Exp. 8/5/2009 ......................                      339,934
    100,000   Yukon-Nevada Gold Corp.*
              Exercise Price 3.00 CAD,
              Exp. 6/20/2012 .....................                        7,757
                                                                ---------------

TOTAL WARRANTS
              (Cost $0) ..........................                      349,659
                                                                ---------------

--------------------------------------------------------------------------------
SHARES                                                                 VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 2.1%
2,813,969 UMB Money Market Fiduciary, 0.05% ......              $     2,813,969
                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS
       (Cost $2,813,969) .........................                    2,813,969
                                                                ---------------
TOTAL INVESTMENTS
       (Cost $46,636,731) ............... 100.5%                    132,308,460
LIABILITIES LESS OTHER ASSETS ...........  (0.5)%                      (620,821)
                                                                ---------------
TOTAL NET ASSETS ........................ 100.0%                $   131,687,639
                                                                ===============

-------------
   ADR - American Depository Receipts.
   PLC - Public Limited Company.
   CAD - Canadian Dollars.
*  Non-income producing security.
+ Illiquid security. Security is valued at fair value in accordance with procedures established by the Fund's Board of Trustees.
# Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted.
   These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities are valued at fair value in accordance with proce- dures established by the Fund's Board of Trustees.

                       See notes to financial statements.

                                  OCM GOLD FUND
               SCHEDULE OF INVESTMENTS - MAY 31, 2009 (CONTINUED)
                                   (UNAUDITED)

                        SUMMARY OF INVESTMENTS BY COUNTRY
                                                                PERCENT OF
    COUNTRY                          MARKET VALUE          INVESTMENT SECURITIES
--------------------------------------------------------------------------------
    Australia                        $  3,189,744                    2.4%
    Canada                             83,715,866                   63.3
    Jersey                              9,773,400                    7.4
    New Guinea                          1,113,311                    0.8
    South Africa                       14,400,850                   10.9
    United Kingdom                        102,665                    0.1
    United States(1)                   20,012,624                   15.1
--------------------------------------------------------------------------------
    TOTAL                            $132,308,460                  100.0%
--------------------------------------------------------------------------------

(1) Includes short-term securities.


                       See notes to financial statements.


                                  OCM GOLD FUND
               STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 2009
                                   (UNAUDITED)
ASSETS:
  Investments in unaffiliated issuers,
   at value (cost $46,636,731) .............................      $ 132,308,460
  Foreign cash, at value (cost $263,158) ...................            273,773
  Interest and dividends receivable ........................             12,884
  Receivable for fund shares sold ..........................            146,202
  Prepaid expenses and other assets ........................             19,416
                                                                  -------------
   Total assets ............................................        132,760,735
                                                                  -------------

LIABILITIES:
  Payable for securities purchased .........................            550,183
  Payable for fund shares redeemed .........................             79,043
  Due to investment adviser ................................             88,790
  Accrued distribution fees ................................            290,912
  Accrued trustees' fees ...................................              1,674
  Accrued expenses and other liabilities ...................             62,494
                                                                  -------------
   Total liabilities .......................................          1,073,096
                                                                  -------------
   Net Assets ..............................................      $ 131,687,639
                                                                  =============

NET ASSETS CONSIST OF:
  Shares of beneficial interest, no par value;
   unlimited shares authorized .............................      $  44,910,767
  Undistributed net investment loss ........................           (895,076)
  Undistributed net realized gain on
   investments and foreign currency transactions ...........          2,000,219
  Net unrealized appreciation on investments
   and foreign currency translations .......................         85,671,729
                                                                  -------------
   Net Assets ..............................................      $ 131,687,639
                                                                  =============

CALCULATION OF MAXIMUM OFFERING PRICE:
  Net asset value and redemption price per share ...........      $       20.58
  Maximum sales charge (4.50% of offering price) ...........               0.97
                                                                  -------------
  Offering price to public .................................      $       21.55
                                                                  -------------
  Shares outstanding .......................................          6,398,053
                                                                  =============



                       See notes to financial statements.


                                  OCM GOLD FUND
            STATEMENT OF OPERATIONS - SIX MONTHS ENDED MAY 31, 2009
                                   (UNAUDITED)
INVESTMENT INCOME:
  Interest ....................................................    $      2,129
  Dividends (net of foreign withholding taxes of $23,357) .....         199,688
                                                                   ------------
   Total investment income ....................................         201,817
                                                                   ------------
EXPENSES:
  Investment advisory fees ....................................         451,301
  Distribution fees ...........................................         423,587
  Fund administration and accounting fees .....................          59,800
  Transfer agent fees and expenses ............................          46,594
  Professional fees ...........................................          28,644
  Federal and state registration fees .........................          14,765
  Chief Compliance Officer fees ...............................          12,952
  Custody fees ................................................          11,954
  Reports to shareholders .....................................          10,108
  Trustees' fees ..............................................           3,674
  Other expenses ..............................................           3,350
                                                                   ------------
   Total expenses .............................................       1,066,729
                                                                   ------------
   Net investment loss ........................................        (864,912)
                                                                   ------------

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
  Net realized gain on investments and foreign
   currency transactions ......................................       1,961,247
  Net change in unrealized appreciation/depreciation
   on investments and foreign currency translations ...........      51,392,907
                                                                   ------------
  Net gain on investments .....................................      53,354,154
                                                                   ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........    $ 52,489,242
                                                                   ============


                       See notes to financial statements.


                                  OCM GOLD FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                           SIX MONTHS ENDED    YEAR ENDED
                                                            MAY 31, 2009         NOV. 30,
                                                             (UNAUDITED)          2008
                                                            -------------    -------------
OPERATIONS:
  Net investment loss ...................................   $    (864,912)   $  (1,971,020)
  Net realized gain on investments and
   foreign currency transactions ........................       1,961,247        1,699,108
  Net change in unrealized appreciation/
   depreciation on investments and
   foreign currency translations ........................      51,392,907      (52,315,767)
                                                            -------------    -------------
  Net increase/(decrease) in net assets
   resulting from operations ............................      52,489,242      (52,587,679)
                                                            -------------    -------------
DISTRIBUTIONS PAID TO SHAREHOLDERS:
  Distributions paid from net realized gains ............            --         (8,998,120)
                                                            -------------    -------------
  Total distributions ...................................            --         (8,998,120)
                                                            -------------    -------------
FUND SHARE TRANSACTIONS:
  Net proceeds from shares sold .........................       5,645,353       18,015,280
  Distributions reinvested ..............................            --          8,489,751
  Payment for shares redeemed(1) ........................      (5,099,406)     (22,507,872)
                                                            -------------    -------------
  Net increase in net assets from fund share transactions         545,947        3,997,159
                                                            -------------    -------------

TOTAL INCREASE/(DECREASE) IN NET ASSETS .................      53,035,189      (57,588,640)

NET ASSETS, BEGINNING OF PERIOD .........................      78,652,450      136,241,090
                                                            -------------    -------------
NET ASSETS, END OF PERIOD ...............................   $ 131,687,639    $  78,652,450
                                                            =============    =============
UNDISTRIBUTED NET INVESTMENT LOSS .......................   $    (895,076)   $     (30,164)
                                                            =============    =============
TRANSACTIONS IN SHARES:
  Shares sold ...........................................         363,424        1,004,491
  Shares issued on reinvestment of distributions ........            --            415,350
  Shares redeemed .......................................        (336,037)      (1,387,479)
                                                            -------------    -------------
  Net increase in shares outstanding ....................          27,387           32,362
                                                            =============    =============


(1) Net of redemption fees of $2,559 and $16,193 for the six months ended
    May 31, 2009, and year ended November 30, 2008, respectively.

                       See notes to financial statements.

                                  OCM GOLD FUND
                  NOTES TO FINANCIAL STATEMENTS - MAY 31, 2009
                                   (UNAUDITED)

NOTE 1. ORGANIZATION

         OCM Mutual Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of the OCM Gold Fund (the "Fund"). The investment objective for the Fund is long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
         SECURITY VALUATION - Portfolio securities that are listed on national securities exchanges are valued at the last sale price as of the close of business of such securities exchanges, or, in the absence of recorded sales, at the average of readily available closing bid and ask prices on such exchanges. NASDAQ National Market(R) and SmallCap(R) securities are valued at the NASDAQ Official Closing Price ("NOCP"). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and asked prices. Unlisted securities are valued at the average of the quoted bid and ask prices in the over-the-counter market. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued at market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the investment adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. For each investment that is fair valued, the investment adviser considers, to the extent applicable, various factors including, but not limited to, the type of security, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors.
         In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157") effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Fund adopted FAS 157 during fiscal 2008. Under FAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels and described below:
         o     Level 1 - quoted prices in active markets for identical
               securities
         o Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services.)
         o Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments.)
         The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2009, in valuing the Fund's assets:
--------------------------------------------------------------------------------
    VALUATION INPUTS                                  INVESTMENT IN SECURITIES
--------------------------------------------------------------------------------
      Level 1 - Quoted Prices                              $     132,308,460
--------------------------------------------------------------------------------
      Level 2 - Other Significant Observable Inputs                   --
--------------------------------------------------------------------------------
      Level 3 - Significant Unobservable Inputs                       --
--------------------------------------------------------------------------------
      Total                                                $     132,308,460
--------------------------------------------------------------------------------

         FOREIGN CURRENCY - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations for the six months ended May 31, 2009 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

                                  OCM GOLD FUND
            NOTES TO FINANCIAL STATEMENTS - MAY 31, 2009 (CONTINUED)
                                   (UNAUDITED)

         Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such fluctuations for the six months ended May 31, 2009 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.
         FEDERAL INCOME TAXES - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.
         In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund's assertion that its income is exempt from tax) will be sustained upon examination. The Fund adopted FIN 48 in fiscal 2008. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of May 31, 2009. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in 2008. At May 31, 2009, the fiscal years 2005 through 2008 remain open to examination in the Fund's major tax jurisdictions.
         SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.
         DISTRIBUTIONS TO SHAREHOLDERS - The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
         REDEMPTION FEE - A 1.50% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held less than three months from their purchase date. The Fund records the fee as a reduction of shares redeemed and as a credit to paid-in-capital. For the six months ended May 31, 2009, the Fund received $2,559 in redemption fees.
         GUARANTEES AND INDEMNIFICATIONS - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.
         USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                                  OCM GOLD FUND
            NOTES TO FINANCIAL STATEMENTS - MAY 31, 2009 (CONTINUED)
                                   (UNAUDITED)

NOTE 3. INVESTMENT ADVISORY AGREEMENT

         The Fund has an investment advisory agreement with Orrell Capital Management, Inc. ("OCM"). Under the agreement, the Fund pays OCM a fee computed daily and payable monthly, at the following annual rates based upon average daily net assets:

           ASSETS                                                FEE RATE
           ------                                                --------
           $0 to $50 million ...............................      1.000%
           $50 million to $75 million ......................      0.875%
           $75 million to $100 million .....................      0.750%
           $100 million to $150 million ....................      0.625%
           $150 million to $250 million ....................      0.500%
           Over $250 million ...............................      0.375%

NOTE 4. DISTRIBUTION AGREEMENT AND PLAN

         The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan authorizes the Fund to reimburse the distributor for marketing expenses incurred in distributing shares of each Fund, including the cost of printing sales material and making payments to dealers of the Fund's shares, in any fiscal year, subject to a limit of 0.99% of average daily net assets. Fees incurred by the Fund under the Plan during the period ended May 31, 2009 are reflected in the Statement of Operations. At May 31, 2009, $290,912 of Distributions Fees were available for eligible 12b-1 expenses.

NOTE 5. PURCHASES AND SALES OF SECURITIES

         Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the period ended May 31, 2009 were $4,365,636 and $2,993,014, respectively. There were no purchases or sales of U.S. government obligations.

NOTE 6. FEDERAL INCOME TAX INFORMATION

         At May 31, 2009, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

       Cost of investments ............................... $ 47,121,669
                                                           ============
       Unrealized appreciation ........................... $ 87,793,373
       Unrealized depreciation ...........................   (2,606,582)
                                                           ------------
       Net unrealized appreciation on investments ........ $ 85,186,791
                                                           ============

         The difference between cost amounts for financial statement and federal income tax purposes is due primarily to investments in passive foreign investment companies ("PFICs").
         The tax character of distributions paid during the fiscal years ended November 30, 2008 and November 30, 2007 was as follows:

                                              2008              2007
                                              ----              ----
       Ordinary income .................. $      --          $      --
       Net long-term capital gains ......   8,998,120         10,048,572
                                          -----------        -----------
       Total distributions .............. $ 8,998,120        $10,048,572
                                          ===========        ===========

                                  OCM GOLD FUND
            NOTES TO FINANCIAL STATEMENTS - MAY 31, 2009 (CONTINUED)
                                   (UNAUDITED)

         As of November 30, 2008 the components of accumulated earnings on a tax basis were as follows:

         Undistributed ordinary income ...................          $      --
         Undistributed long-term gains ...................                2,363
                                                                    -----------
         Tax accumulated earnings ........................                2,363
         Accumulated capital and other losses ............                 --
         Unrealized appreciation on investments ..........           34,285,267
                                                                    -----------
         Total accumulated earnings ......................          $34,287,630
                                                                    ===========

NOTE 7. CONCENTRATION OF RISK

         Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers.
         As the Fund concentrates its investments in the gold mining industry, a development adversely affecting the industry (for example, changes in the mining laws which increases production costs or a significant decrease in the market price of gold) would have a greater adverse effect on the Fund than it would if the Fund invested in a number of different industries.
         Equity securities in the gold mining industry, particularly the smaller companies, may occasionally issue warrants as part of their capital structure. A warrant gives the holder the right to purchase the underlying equity security at the exercise price until the expiration date of the warrant. The Fund may hold such warrants for exposure to smaller companies in the portfolio or other reasons associated with the Fund's overall objective of long-term growth, though warrants will typically not be a significant part of the Fund's portfolio. The Fund's maximum risk in holding warrants is the loss of the entire amount paid for the warrants. At May 31, 2009 the Fund held warrants as listed on the Schedule of Investments.


                                                           OCM GOLD FUND
                                                        FINANCIAL HIGHLIGHTS

                                        SIX MONTHS
                                           ENDED          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                        MAY 31, 2009        NOV. 30,      NOV. 30,       NOV. 30,     NOV. 30,      NOV. 30,
                                         (UNAUDITED)         2008           2007           2006         2005          2004
                                       ---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each period)

Net asset value, beginning of period ...   $   12.35     $     21.49     $   20.44     $   12.85     $    12.76     $  14.46
                                           ---------     -----------     ---------     ---------     ----------     --------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ....................       (0.14)          (0.31)        (0.27)        (0.29)         (0.18)       (0.18)
Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions ................        8.37           (7.41)         3.06          7.88           0.69        (1.30)
                                           ---------     -----------     ---------     ---------     ----------     --------
Total from investment operations .......        8.23           (7.72)         2.79          7.59           0.51        (1.48)
                                           ---------     -----------     ---------     ---------     ----------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...        --              --            --            --            (0.11)       (0.01)
Distribution from net realized gains ...        --             (1.42)        (1.74)         --            (0.31)       (0.21)
                                           ---------     -----------     ---------     ---------     ----------     --------
Total distributions ....................        --             (1.42)        (1.74)         --            (0.42)       (0.22)
                                           ---------     -----------     ---------     ---------     ----------     --------
Net asset value, end of period .........   $   20.58     $     12.35     $   21.49     $   20.44     $    12.85     $  12.76
                                           =========     ===========     =========     =========     ==========     ========

TOTAL RETURN* ..........................       66.64%(2)      (38.55)%       15.64%        59.07%          4.34%      (10.31)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .....   $ 131,688     $    78,652     $ 136,241     $ 119,756     $   78,528     $ 80,202
Ratio of expenses to average net assets:
  Net of waivers and reimbursements ....        2.14%(1)        1.99%         1.93%         2.07%          2.24%        2.15%
  Before waivers and reimbursements ....        2.14%(1)        1.99%         1.93%         2.07%          2.24%        2.17%
Ratio of net investment loss to
  average net assets:
  Net of waivers and reimbursements ....       (1.73)%(1)      (1.58)%       (1.51)%       (1.64)%        (1.51)%      (1.58)%
  Before waivers and reimbursements ....       (1.73)%(1)      (1.58)%       (1.51)%       (1.64)%        (1.51)%      (1.60)%
Portfolio turnover rate ................           3%(2)           5%           11%           20%             5%          12%

-----------
* Assumes no sales charge.
(1) Annualized for periods less than one year.
(2) Not annualized for periods less than one year.

                       See notes to financial statements.

                                  OCM GOLD FUND
               EXPENSE EXAMPLE - FOR THE PERIOD ENDED MAY 31, 2009
                                   (UNAUDITED)

         As a shareholder of the OCM Gold Fund (the "Fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees on certain redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
         The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2008 to May 31, 2009 (the "period").

ACTUAL EXPENSES
         The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
         The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
         Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

EXPENSES PAID DURING THE PERIOD
                                                                  EXPENSES PAID
                            BEGINNING           ENDING            DURING THE
                            ACCOUNT VALUE       ACCOUNT VALUE     PERIOD ENDED
                            DECEMBER 1, 2008    MAY 31, 2009      MAY 31, 2009*
                            ----------------    ------------      -------------

Actual                      $1,000.00           $1,666.40         $14.22
Hypothetical (5% return
before expenses)             1,000.00            1,014.34          10.74

---------
* Expenses are equal to the Fund's annualized expense ratio of 2.14% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                                  OCM GOLD FUND
                       INVESTMENTS BY SECTOR (UNAUDITED)
                          AS A PERCENTAGE OF NET ASSETS

PIE CHART OMITTED

       Major Gold Producers                                   40.2%
       Intermediate/Mid-Tier Gold Producers                   31.7%
       Junior Gold Producers                                   8.8%
       Exploration and Development Companies                   5.2%
       Other                                                   3.6%
       Exchange Traded Funds                                   5.8%
       Primary Silver Producers                                2.6%
       Cash and Other Assets                                   2.1%
                                                        ------------
       Net Assets                                            100.0%



         A description of the Fund's proxy voting policies and procedures and a record of the Fund's proxy votes for the year ended June 30, 2008 are available without charge, upon request by calling toll free 1-800-779-4681 and on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov. The Fund will file its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.
         The Fund's Forms N-Q will be available on the EDGAR database on the SEC's website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                  OCM Gold Fund
                                 Distributed by:
                        Northern Lights Distributors, LLC
                             4020 South 147th Street
                                Omaha, NE 68137


                                                              0913-NLD-7/29/2009

ITEM 2.  CODE OF ETHICS.

Not applicable to semi-annual reports.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to semi-annual reports.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to semi-annual reports.

ITEM 6.  SCHEDULE OF INVESTMENTS

The schedules of investments in securities in unaffiliated issuers are included as part of the reports to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSIONS OF MATTERS TO A VOTE OF SECURITY HOLDERS

As of the end of the period covered by this report, the registrant had not adopted any procedures by which shareholders may recommend nominees to the registrant's Board of Directors.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's certifying officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 under the Investment Company Act of 1940 (the "Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)      Not applicable.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics - Not applicable.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) - Filed as an attachment to this filing.







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OCM Mutual Fund

By:  /s/ Gregory M. Orrell
     ----------------------
     Gregory M. Orrell
     President

Date: August 5, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Gregory M. Orrell
     ---------------------
     Gregory M. Orrell
     President

Date: August 5, 2009


By:  /s/ Jacklyn Orrell
     ------------------
     Jacklyn Orrell
     Secretary and Treasurer

Date: August 5, 2009